UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2016

Herbalife Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman Cayman Islands		KY1-1106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 1, 2016, Herbalife Ltd. (the “Company”) identified errant information regarding the Company’s new “Active New Member” metric that was provided on certain of the Company’s 2015 earnings calls, as outlined in greater detail in the tables below. The Company began tracking this non-financial metric in 2015 in connection with certain marketing plan changes and discussed it for the first time on its second quarter 2015 earnings call. However, database scripting errors led to both (i) the errant inclusion of additional categories of data in calculating the metric for parts of 2015 which were not included in the 2014 and prior period calculations and (ii) quarterly aggregation issues which created variances from period-to-period depending on when the greatest level of activity occurred during the relevant period. The Company did not discover these errors earlier because it had limited visibility into the likely rate of change in this metric upon its first use. The Company has taken corrective action regarding these issues. No information regarding this non-financial metric has been included in any of the Company’s periodic reports filed with the Securities and Exchange Commission and the errors do not impact the Company’s historical consolidated financial statements.

The tables below, organized by the relevant earnings call, provide more detailed information regarding the errant information provided with respect to the Active New Member metric and the information as corrected. Contemporaneous with the furnishing of this Current Report on Form 8-K, the Company is also posting to its Investor Relations webpage updated copies of the transcripts for the earnings calls referenced below with annotations identifying and correcting the errant information.

Earnings Call for the Fourth Quarter and Full Year 2015 held on February 25, 2016

Information	As originally quoted	Correct value
“Worldwide, active new members’ excluding China was up 16.7 percent in the quarter” – comparing the 4th quarter of 2015 vs. the 4th quarter of 2014	16.7%	3.2%

“[Worldwide active new members, excluding China] up 8.3 percent for the full year.” – and comparing full year 2015 vs. full year 2014	8.3%	3.4%

“[U.S.] active new members up 71 percent compared to the same quarter 2014”—comparing the 4th quarter of 2015 vs. the 4th quarter of 2014	71.0%	30.7%

“With respect to the trend of active new sales members in Mexico, it improved sequentially in Q4 and throughout the year and was up 32 percent in the Fourth Quarter compared to the Fourth Quarter of 2014.”	32.0%	34.1%

“[EMEA] active new members were up 44 percent” – comparing the 4th quarter of 2015 vs. the 4th quarter of 2014	44.0%	17.7%

“Excluding Korea, active new members in Asia-Pacific were up 35 percent” – comparing the 4th quarter of 2015 vs. the 4th quarter of 2014	35.0%	30.4%

Earnings Call for the Third Quarter of 2015 held on November 3, 2015

Information	As originally quoted	Correct value
“We’re also seeing growth in the number of new members placing orders in all six regions.” – comparing the 3rd quarter of 2015 vs. the 3rd quarter of 2014	All regions saw growth	All regions excluding APAC saw growth in the 3rd quarter 2015 vs. the 3rd quarter 2014

Information	As originally quoted	Correct value

“For example this quarter the number of active new members and our North American region was up 33 percent” – comparing the 3rd quarter of 2015 vs. the 3rd quarter of 2014	33.0%	1.8%

“[North America active new members] a decline of 16 percent in the second quarter.” – comparing the 2nd quarter of 2015 vs. the 2nd quarter of 2014	-16.0%	-15.4%

“This is good news as it represents the first time in North America since quarter one 2014 that new members with volume have grown versus the prior year period.” – comparing the third quarter of 2015 against the prior quarter that had most recently experienced positive YOY growth in Active new members for North America	First positive YOY increase since the first quarter of 2014	First positive YOY increase since the second quarter of 2014

“On a worldwide basis excluding China the total number of new active members was up 21 percent compared to the prior-year period.” – comparing the 3rd quarter of 2015 vs. the 3rd quarter of 2014	21.0%	8.7%

“This is more good news as it compares to just a 1 percent increase in between Q2 2014 and the second quarter of this year.” – comparing the 2nd quarter of 2015 vs. the 2nd quarter of 2014	1.0%	3.7%

“Worldwide new members with activity, excluding China, grew 21 percent in the third quarter” – comparing the 3rd quarter of 2015 vs. the 3rd quarter of 2014	21.0%	8.7%

“[Worldwide active new members, excluding China] compared to the prior-year period and improve sequentially against an increase of only 1 percent in the second quarter of 2015.” – comparing the 2nd quarter of 2015 vs. the 2nd quarter of 2014, and sequential comparison between the 2nd quarter of 2015 vs. the 3rd quarter of 2015	1.0%	3.7%

“for the first time since the first quarter of 2014 active new members in the U.S. group versus the prior-year period.” – comparing the most recent quarter which resulted in positive YOY growth in Active new members for the U.S.	First positive YOY increase since the first quarter of 2014	First positive YOY increase since the second quarter of 2014

“[U.S.] Active new members were up 33 percent compared to the same quarter last year.” – comparing the 3rd quarter of 2015 vs. the 3rd quarter of 2014	33.0%	0.8%

“[U.S.] And this compares to . . . a decline of 28 percent in Q1.” - comparing the 1st quarter of 2015 vs. the 1st quarter of 2014	-28.0%	-27.1%

“[Brazil] new members with activity were 65 percent compared to last year.” – comparing the 3rd quarter of 2015 vs. the 3rd quarter of 2014	65.0%	71.9%

“[Mexico] compared to the prior year up from 14 percent growth in Q2.” – comparing the 2nd quarter of 2015 vs. the 2nd quarter of 2014	14.0%	21.7%

“[EMEA] new members with activity increase 34 percent compared to the prior year” – comparing the 3rd quarter of 2015 vs. the 3rd quarter of 2014	34.0%	10.2%

Information	As originally quoted	Correct value

“[Worldwide excluding China is] active new members in Q1 of this year was down 4 percent;” - comparing the 1st quarter of 2015 vs. the 1st quarter of 2014	-4.0%	-1.7%

“[Worldwide excluding China] in Q2 it was up 1 percent;” – comparing the 2nd quarter of 2015 vs. the 2nd quarter of 2014	1.0%	3.7%

“[Worldwide excluding China] in Q3 of was up 21 percent. So dramatic increase.” – comparing the 3rd quarter of 2015 vs. the 3rd quarter of 2014	21.0%	8.7%

“In the U.S. in Q1 it was down 28 percent” - comparing the 1st quarter of 2015 vs. the 1st quarter of 2014	-28.0%	-27.1%

“[U.S.] in Q2 is down 17 percent” – comparing the 2nd quarter of 2015 vs. the 2nd quarter of 2014	-17.0%	-16.0%

“[U.S.] in Q3 up 33 percent.” – comparing the 3rd quarter of 2015 vs. the 3rd quarter of 2014	33.0%	0.8%

“New members with activity are up in every region both compared to prior year and sequentially.” – comparing the 3rd quarter of 2015 vs. the 3rd quarter of 2014 and a sequential comparison between the 2nd quarter of 2015 vs. the 3rd quarter of 2015	All regions saw YOY growth and sequential improvement.	New members with activity were up in every region with the exception of APAC, and new members with activity was sequentially up from the 2nd quarter of 2015 to the 3rd quarter of 2015 only in the SAMCAM region.

Earnings Call for the Second Quarter of 2015 held on August 5, 2015

Information	As originally quoted	Correct value
“New members [in Mexico] with activity increased by 14 percent during the second quarter” – comparing the 2nd quarter of 2015 vs. the 2nd quarter of 2014	14.0%	21.7%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

March 3, 2016	By:	/s/ Mark J. Friedman
		Name:	Mark J. Friedman
		Title:	General Counsel